SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                             5/7/04
                          Date of Report

                            (12/31/03)
                   (Date of Earliest Event Reported)

                        ENEFTECH  CORPORATION
         --------------------------------------------------
        (Exact Name of Registrant as Specified in its Charter)


  Texas                      00-32677               76-0676166
---------------           -----------               ------------------
(State or other           (Commission                (I.R.S. Employer
jurisdiction of           File Number)              Identification No.)
incorporation)

                     32 Kerr Avenue, Kensington, CA  94707
             ----------------------------------------
             (Address of principal executive offices)

                              (949) 862-5834
                  -------------------------------
                   Registrant's telephone number

                         ILN BETHANY CORPORATION
              15007 Grove Gardens, Houston, TX 77082
           ---------------------------------------------
              (Former name and address of Registrant)

ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

        Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

        Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

        Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        Not applicable.

ITEM 5.  OTHER EVENTS

        Not applicable.


ITEM 6.  RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

        Change in Management.

        Effective as of 11:59 pm on 12/31/03 the Board of Directors of the Company accepted the resignation of Mary-Jean Buerer as Chief
Executive Officer of the corporation and El Hadj Malick Kane as
Chief Operating Office effective as of 11:59 pm on 12/31/02.
It is the boards decision that Mary-Jean Buerer shall remain
President and Chairman of the Board of Directors until the next annual meeting of stockholders and/or until a successor is elected and has qualified, or until such director's earlier death, resignation or removal.



        Effective as of 11:59 pm on 12/31/03 the Board of Directors of the Company accepted the resignation of El Hadj Malick Kane as Chief Operating Officer of the corporation. No new officer will be appointed until such times as he/she is approved by the Board of Directors.

Effective as of 12:01 am on 1/1/04 the Board of Directors of the Company accepted the appointment of Stephen Stotesbery as Chief Executive Officer of the corporation until the next annual meeting of stockholders and/or until a successor is elected and has qualified, or until such officer's earlier death, resignation or removal.


ITEM 7.  FINANCIAL STATEMENTS

        Not applicable.

ITEM 8.  CHANGE IN FISCAL YEAR

        Not applicable.

EXHIBITS

        Exhibit 99.1


SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.





                                     ENEFTECH CORPORATION



MAY 7th, 2004                        By /s/ Mary-Jean Buerer
                                     --------------------------------
                                      Mary-Jean Buerer, President

Exhibit 99.1

WAIVER OF NOTICE OF SPECIAL MEETING OF BOARD OF DIRECTORS OF
ENEFTECH CORPORATION.

WE, the undersigned, being all of the Directors of the Corporation, hereby agree and consent that a special meeting of the Board of Directors be held on the date and time and at the place designated hereunder, and do hereby waive all notice whatsoever of such meeting and of any adjournment or adjournments thereof.

We do further agree and consent that any and all lawful business may be transacted at such meeting or at any adjournment or adjournments thereof as may be deemed advisable by the Board of Directors present thereat. Any business transacted at such meeting or at any adjournment or adjournments thereof shall be as valid and legal and of the same force and effect as if such meeting or adjournment or adjournments were held after notice.

Place of Meeting:371-A Bethany Rd., Burbank, CA 91504
Date of Meeting:12/31/03
Time of Meeting: 10:00 am

Purpose of Meeting	:
To approve the resignation of Mary-Jean Buerer as Chief Executive Officer of the corporation effective as of 11:59 pm on 12/31/03; And
To approve the resignation of El Hadj Malick Kane as Chief Operating Officer of the corporation effective as of 11:59 pm on 12/31/03; And
To accept the appointment of Stephen Stotesbery as Chief Executive Officer of the corporation effective as of 12:01 am on 1/1/04;

/s/ Mary-Jean Buerer _____________________
Director
/s/ Meinrad Buerer_______________________
Director
/s/ El Hadj Malick Kane____________________
Director

Date:12/31/02


MINUTES OF SPECIAL MEETING OF BOARD OF DIRECTORS OF
ENEFTECH CORPORATION.

The special meeting of the Board of Directors of the Corporation was held on the date and at the time and place set forth in the written waiver of Notice signed by the Board of Directors, fixing such time and place, and prefixed to the minutes of this meeting.

There were present the following :
Mary-Jean Buerer ?PRESIDENT, TREASURER
Meinrad Buerer ?VICE-PRESIDENT,SECRETARY
El Hadj Malick Kane-DIRECTOR
being all of the Directors of the Corporation.

The meeting was called to order by the President.
It was moved, seconded and unanimously carried that Mary-Jean Buerer acted as Chairman and Meinrad Buerer acted as Secretary.


After discussion, upon motion duly made, seconded and carried, it was,

RESOLVED that the Board of Directors of the Company be and they hereby are authorized and directed to accept the resignation of; Mary-Jean Buerer as Chief Executive Officer of the corporation and El Hadj Malick Kane as Chief Operating Office effective as of 11:59 pm on 12/31/02. It is the boards decision that Mary-Jean Buerer shall remain President and Chairman of the Board of Directors until the next annual meeting of stockholders and/or until a successor is elected and has qualified, or until such director's earlier death, resignation or removal.


FURTHER RESOLVED that the Board of Directors of the Company be and they hereby are authorized and directed to accept the appointment of Stephen Stotesbery as Chief Executive Officer of the corporation effective as of 12:01 am on 1/1/04.

There being no further business to come before the meeting, upon motion duly made, seconded and unanimously carried, it was adjourned.

						/s/ Meinrad Buerer
							Secretary

/s/ Mary-Jean Buerer
Director
/s/ Meinrad Buerer
Director
/s/ El Hadj Malick KanE
Director

Date:12/31/02
Time:10:00 am
Place:371-A Bethany Rd., Burbank, CA 91504

??

??

??

??